Pacer BlueStar Engineering the Future ETF
Schedule of Investments
July 31, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS - 100.0%
Aerospace/Defense - 0.9%
Teledyne Technologies, Inc. (a)	26	$10,176

Auto Parts & Equipment - 1.7%
Denso Corp.	364	19,702

Computers - 13.0%
3D Systems Corp. (a)	3,854	44,090
Desktop Metal, Inc. (a)	9,769	20,808
Markforged Holding Corp. (a)	2,684	5,878
Nano Dimension Ltd. - ADR (a)	8,868	29,176
Stratasys Ltd. (a)	2,021	41,612
Velo3D, Inc. (a)	3,360	10,785
		152,349
Electrical Components & Equipment - 3.1%
Emerson Electric Co.	406	36,569

Electronics - 6.2%
Azbil Corp.	86	2,564
FARO Technologies, Inc. (a)	480	15,610
Renishaw Plc	979	51,680
SCREEN Holdings Co. Ltd.	39	2,787
		72,641
Hand/Machine Tools - 1.4%
Amada Co Ltd.	297	2,371
Disco Corp.	24	5,800
Konecranes Oyj	84	2,235
Lincoln Electric Holdings, Inc.	40	5,658
		16,064
Healthcare-Products - 0.6%
BICO Group AB (a)	1,717	6,747

Machinery-Diversified - 10.8%
Andritz AG	77	3,575
ATS Automation Tooling Systems, Inc. (a)	92	2,911
Cognex Corp.	118	6,016
Daifuku Co. Ltd.	99	6,252
Duerr AG	77	1,902
FANUC Corp.	116	19,811
Fuji Corp.	128	1,966
Keyence Corp.	135	52,960
Omron Corp.	136	7,525
Rockwell Automation, Inc.	76	19,401
Yaskawa Electric Corp.	138	4,775
		127,094
Metal Fabricate/Hardware - 2.7%
Proto Labs, Inc. (a)	644	31,485

Miscellaneous Manufacturing - 5.3%
Siemens AG	566	62,641

Semiconductors - 24.9%
Advantest Corp.	110	6,461
Ambarella, Inc. (a)	36	3,116
Applied Materials, Inc.	509	53,944
ASM International NV	34	10,334
ASM Pacific Technology Ltd.	280	2,229
ASML Holding NV	166	95,357
BE Semiconductor Industries NV	72	3,829
KLA Corp.	90	34,519
Lam Research Corp.	84	42,043
Lasertec Corp.	60	8,680
Nova Ltd. (a)	28	2,950
Onto Innovation, Inc. (a)	40	3,330
Tokyo Electron Ltd.	76	26,164
		292,956
Software - 29.3%
Altair Engineering, Inc. (a) - Class A	111	6,539
ANSYS, Inc. (a)	181	50,497
Autodesk, Inc. (a)	462	99,940
AVEVA Group Plc	368	10,555
Bentley Systems, Inc. - Class B	583	23,087
Dassault Systemes SE	1,982	84,192
Materialise NV -ADR (a)	2,017	28,319
Nemetschek SE	165	10,936
PTC, Inc. (a)	240	29,611
		343,676
Telecommunications - 0.2%
Maxar Technologies, Inc.	82	2,253
TOTAL COMMON STOCKS (Cost $1,199,359)		1,174,353

	Principal Amount
SHORT-TERM INVESTMENTS - 0.0% (b)
MONEY MARKET DEPOSIT ACCOUNTS - 0.0% (b)
U.S. Bank Money Market Deposit Account 1.600% (c)	$287	287
TOTAL SHORT-TERM INVESTMENTS (Cost $287)		287

Total Investments (Cost $1,199,646) - 100.0%		1,174,640
Liabilities in Excess of Other Assets - 0.0%		(423)
TOTAL NET ASSETS - 100.0%		$1,174,217

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Less than 0.05%.
(c)	The rate shown is as of July 31, 2022.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2022:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 1,174,353	$ -	$ -	$ -	$ 1,174,353
Short-Term Investments	287	-	-	-	287
Total Investments in Securities	$ 1,174,640	$ -	$ -	$ -	$ 1,174,640
^ See the Schedules of Investments for industry breakouts.

For the period ended July 31, 2022, the Fund did not recognize any transfers to or from Level 3.